AVC technologies

Overview

April 2020

FORWARD LOOKING STATEMENTS

This document includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of AVCT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward looking statements are subject to a number of risks and uncertainties, including changes in AVCT’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates AVCT’s substantial indebtedness; risks associated with the potential effects of COVID-19 on AVCT’s business; and those factors discussed in AVCT’s definitive proxy statement dated February 13, 2020 under the heading “Risk Factors,” and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AVCT’s expectations, plans or forecasts of future events and views as of the date of this document. AVCT anticipates that subsequent events and developments will cause its assessments to change. However, while AVCT may elect to update these forward-looking statements at some point in the future, AVCT specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AVCT’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This document is neither an offer to sell nor a solicitation to purchase any of AVCT’s securities.

AVCT OVERVIEW

- **American Virtual Cloud Technologies, Inc.** ("AVCT"; Nasdaq: AVCT) is a publicly-traded Information Technology (IT) solutions provider that offers a comprehensive bundle of services including unified cloud communications, managed services, cybersecurity, and enhanced connectivity
  - Unified Communications-as-a-Service ("UCaaS") involves providing cloud-based solutions to replace aging on-premise PBX infrastructure
  - The global unified communications market is fast-growing (17% CAGR projected between 2019 and 2025) and large ($167Bn by 2025)[(1)]
- Current UCaaS providers such as RingCentral (NYSE: RNG) and Zoom (Nasdaq: ZM) have grown rapidly with high valuations
  - RNG has a market cap of ~$20Bn with revenues of ~$1Bn (2020E) and ZM has a market cap of ~$40Bn with revenues of ~$1Bn (2020E)
- In April 2020, despite the general global slowdown in M&A Activity, Verizon announced that it had acquired BlueJeans Network Inc., a smaller video-conferencing rival of Zoom, for ~$400M
- The Covid-19 pandemic has increased the demand for cloud-based communications solutions, particularly for remote or at-home workers, which enhances the attractiveness of the AVCT opportunity

(1) Source: Grand View Research

AVCT BACKGROUND & HISTORY

- **American Virtual Cloud Technologies, Inc.** ("AVCT"; Nasdaq: AVCT) was founded in 2016 by **Darrell J. Mays**, a telecom executive with 30+ years of executive experience at **AT&T, Ericsson, Motorola & Palm**
- Mays founded **nsoro** (a turnkey wireless services provider) in 2003 and grew nsoro organically to **$81M** in revenues; Mays sold nsoro to **MasTec (NYSE:MTZ)** in 2008 and ran MasTec's communications division for 8 years during which the division completed **7** follow-on acquisitions
- In 2019, MasTec's market cap grew to **>$3.5Bn**, and the MasTec communications division grew to **$2.4Bn+** in revenues and **$300M** in EBITDA
- An investment group led by Mays and MasTec took AVCT public on Nasdaq in July 2017 as a special purpose acquisition company (SPAC), Pensare Acquisition Corp., in order to complete a business combination, with a focus on the telecommunications industry
- nsoro and MasTec have generated over **$11Bn** of service revenues with AT&T over the past decade and in **July 2019**, AVCT announced that it had joined the AT&T Partner Exchange®
- ***On April 7, 2020, AVCT closed its acquisition of Computex Technology Solutions and initial tranche of a PIPE (Private Investment in Public Entity) to fund future acquisitions and growth***

AVCT LEADERSHIP TEAM



Darrell Mays, *Chief Executive Officer*

- Founded nsoro in 2004 and sold to MasTec (NYSE: MTZ) in 2008
- Grew communications division at MasTec to $2.4Bn+ (revenues) and $300M EBITDA (2019)
- Former Senior Executive at AT&T, Motorola, Ericsson and Palm



Graham McGonigal, *Chief Operating Officer*

- Former Chief Network Officer at Vonage
- Former Chief Operating Officer of nsoro and MasTec Network Solutions
- Former Executive at AT&T, Cingular Wireless and Bellsouth Mobility



Thomas King, *Chief Financial Officer*

- Former Chief Financial Officer at Tier One Holding Corp and Allied Systems Holdings, Inc.
- Former Engagement Partner at Tatum (a Randstad Company)
- Former Assurance Manager at PricewaterhouseCoopers

AVCT BOARD OF DIRECTORS



Larry Mock
Chairman of the Board
Co-Founder and Partner
Navigation Capital Partners



Suzanne Shank
CEO
Siebert Williams Shank & Co.



Dennis Lockhart
Former President & CEO
Federal Reserve Bank (Atlanta)



Karl Krapek
Lead Director
Prudential Financial (NYSE:PRU)



Bert Ellis
Chairman & CEO
Ellis Capital



Mark Downs
Partner
Navigation Capital Partners



Dr. Klaas Baks
Professor of Finance,
Emory University Goizueta
Business School



Ray Wilkins, Jr.
Board Advisor
Former Chairman & President
AT&T International

Note: Board also includes Darrell J. Mays & Sam Haffar

LARGE MARKET OPPORTUNITY

Substantial Total Addressable Market (TAM)[1]. . .

. . . with the right focus . . .

. . . And no clear leader yet established



UCaaS
Cloud Computing
$Bn
CAGR: 18%
$334
$272
$62
$670
$623
$167
2019
2025



= AVC technologies targets
Large enterprise users 22%
Total addressable UCaaS market by customer size
Small enterprise users 50%
Middle-sized enterprise users 28%
AVC technologies
Covers 78% of UCaaS user market



RingCentral 8.0%
Vonage 5.7%
Mitel 4.8%
8x8 4.6%
verizon 3.6%
windstream 2.8%
COMCAST 2.6%
nextiva 2.6%
NetFortris 2.5%
Others 62.8%

- Business Communications represented **~40% of the $3.5Trn** in 2017 IT spend[2]
- **~90%** of IT leaders will stop purchasing on-premise communications by 2021[3]

- The Small and Medium-Sized Enterprise (SME) market is driving early adoption in Unified Communications-as-a-Service (UCaaS); large enterprises lag ~3 years[4]
- **All-in-one bundled solutions with white-glove service is needed given the lack of large IT teams within SMEs**

- No one player has more than **10%** market share in UCaaS[5]
- Inevitable consolidation expected to favor experienced acquirors like **AVCT**

Large Market Opportunity

Focused on the Sweet Spot (SMEs)

Highly Fragmented

Sources: (1) Grand View Research (UCaaS) and Bizwit Research (Cloud Computing); (2) IDC; (3) Gartner; (4) Frost & Sullivan; (5) Frost & Sullivan

COMPUTEX OVERVIEW

Computex Description

- *Strong Industry Reputation*: Computex is a Houston, TX based IT Solutions and managed services provider (MSP) and value-added equipment re-seller (VAR) with a 30+ year operating history
- *Best-in-Class Workforce*: 150+ highly-trained and certified solution architects and sales team members; US-based, multilingual, majority internally-promoted, long-tenured
- *State of the Art Technology Infrastructure*: Two Network Operating Centers (NOCs) in Texas and Minnesota and a fully compliant Security Operating Center (SOC)
- *Strong Cisco Relationship & Certifications*: Sit on Cisco Global Technical Advisory Board; Quad Master in Collaboration, Security, Enterprise Networking, and Cloud Provider (1 of only 2 firms with these four certifications)
- *Exceptional Customer Service*: Tier 1, Tier 2 and Tier 3 Customer Support; 95% Customer Satisfaction Rating; 90%+ Problem Resolution Rating
- *Diverse Customer Base*: 350+ managed services customers growing at a fast rate including wins in RFPs against larger and bigger major competitors such as Dell and IBM

Management



Sam Haffar
Co-Founder & CEO



Worth Davis
EVP & CTO



Faisal Bhutto
EVP, Enterprise Networking, Cloud, & Cybersecurity



Chris Laney
EVP Sales



Jesus Perez
CFO

BROAD SUITE OF SME[1] SOLUTIONS


COMPUTEX
TECHNOLOGY SOLUTIONS
SD-WAN
Software-Defined Wide Area Networks
Managed Cybersecurity
Firewall, Endpoints, SIEM
SIP Trunking
Managed Infrastructure
Corecare and Corewatch
Cloud Connectivity
AVC technologies
Cloud Services
Office365, Collaboration, IaaS, BaaS, DRaaS[4]
Internet Access
Digital Workplace
Desktop / Server Management, Help Desk
AT&T
Unified Communications
All-in-one business communications solution with 24x7x unlimited live US-based support
"Office-in-a-Box"
To facilitate seamless on-boarding of new hires and help remote workers

Significant Benefits:

- ✓ White-glove customer service
- ✓ Solution bundle with AT&T
- ✓ Competitive Differentiation
- ✓ Integrated Solutions
- ✓ National Footprint
- ✓ Higher Customer Care
- ✓ Lower Churn
- ✓ Increasing ARPU[3]

AVCT is well-positioned to become the leading provider of bundled, white-glove UCaaS and managed service offerings targeted at the mid-market

[1]SME: Small and Medium-Sized Enterprises [2] SEIM: Security Information and Event Management [3]ARPU: Average Revenue Per User
[4] IaaS: Infrastructure as a service, BaaS: Backend as a Service, DRaaS: Disaster Recovery as a Service